POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, MILLER INVESTMENT TRUST, a statutory trust organized under the laws of the State of Delaware (hereinafter referred to as the “Trust”), periodically files amendments to its Registration Statement and other documents related to the Trust with the Securities and Exchange Commission (the “SEC”) under the provisions of the Securities Act of 1933, as amended (the “1933 Act”) and the Investment Company Act of 1940, as amended (the “1940 Act”); and

WHEREAS, the undersigned is the Trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints GREG MILLER, BIBB L. STRENCH, PAMELA GROSSETTI, DARLENE MURPHY AND PAUL SAMUELS as attorneys for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file (i) any Amendment or Amendments to the Trust’s Registration Statement (file Nos. 333-146552, 811-22131) on Form N-1A, Form N-14, N-2 or any other applicable registration form under the 1940 Act and/or under the 1933 Act; (ii) any application, notice or other filings with the SEC; and (iii) any and all other documents and papers relating thereto, and generally to do all such things in my name and on behalf of me as Trustee of the Trust to enable the Trust to comply with the 1940 Act and the 1933 Act, and the rules thereunder hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof, including ratifying and confirming my signature as it may be signed by said attorneys or each of them to any and all Registration Statements or applications and amendments to said Registration Statements or applications.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 18th day of November 2015.

Michael Blank
Trustee

STATE OF MASSACHUSETTS)
ss:
COUNTY OF NORFOLK)

Before me, a Notary Public, in and for said county and state, personally appeared Michael Blank, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 18th day of November 2015.

Notary Public

My commission expires: may 11, 2018

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, MILLER INVESTMENT TRUST, a statutory trust organized under the laws of the State of Delaware (hereinafter referred to as the “Trust”), periodically files amendments to its Registration Statement and other documents related to the Trust with the Securities and Exchange Commission (the “SEC”) under the provisions of the Securities Act of 1933, as amended (the “1933 Act”) and the Investment Company Act of 1940, as amended (the “1940 Act”); and

WHEREAS, the undersigned is the Trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints GREG MILLER, BIBB L. STRENCH, PAMELA GROSSETTI, DARLENE MURPHY AND PAUL SAMUELS as attorneys for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file (i) any Amendment or Amendments to the Trust’s Registration Statement (file Nos. 333-146552, 811-22131) on Form N-1A, Form N-14, N-2 or any other applicable registration form under the 1940 Act and/or under the 1933 Act; (ii) any application, notice or other filings with the SEC; and (iii) any and all other documents and papers relating thereto, and generally to do all such things in my name and on behalf of me as Trustee of the Trust to enable the Trust to comply with the 1940 Act and the 1933 Act, and the rules thereunder hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof, including ratifying and confirming my signature as it may be signed by said attorneys or each of them to any and all Registration Statements or applications and amendments to said Registration Statements or applications.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 18th day of November 2015.

Neal Chorney
Trustee

STATE OF MASSACHUSETTS)
ss:
COUNTY OF NORFOLK)

Before me, a Notary Public, in and for said county and state, personally appeared Neal Chorney, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 18th day of November 2015.

Notary Public

My commission expires: may 11, 2018

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, MILLER INVESTMENT TRUST, a statutory trust organized under the laws of the State of Delaware (hereinafter referred to as the “Trust”), periodically files amendments to its Registration Statement and other documents related to the Trust with the Securities and Exchange Commission (the “SEC”) under the provisions of the Securities Act of 1933, as amended (the “1933 Act”) and the Investment Company Act of 1940, as amended (the “1940 Act”); and

WHEREAS, the undersigned is the President, Principal Executive Officer, Treasurer, Principal Financial Officer, and Trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints BIBB L. STRENCH, PAMELA GROSSETTI, DARLENE MURPHY AND PAUL SAMUELS as attorneys for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file (i) any Amendment or Amendments to the Trust’s Registration Statement (file Nos. 333-146552, 811-22131) on Form N-1A, Form N-14, N-2 or any other applicable registration form under the 1940 Act and/or under the 1933 Act; (ii) any application, notice or other filings with the SEC; and (iii) any and all other documents and papers relating thereto, and generally to do all such things in my name and on behalf of me as President, Principal Executive Officer, Treasurer, Principal Financial Officer, and Trustee of the Trust to enable the Trust to comply with the 1940 Act and the 1933 Act, and the rules thereunder hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof, including ratifying and confirming my signature as it may be signed by said attorneys or each of them to any and all Registration Statements or applications and amendments to said Registration Statements or applications.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 18th day of November 2015.

Greg Miller
President, Principal Executive Officer,
Treasurer, Principal Financial Officer, and
Trustee

STATE OF MASSACHUSETTS)
ss:
COUNTY OF NORFOLK)

Before me, a Notary Public, in and for said county and state, personally appeared Greg Miller, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 18th day of November 2015.

Notary Public

My commission expires: may 11, 2018

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, MILLER INVESTMENT TRUST, a statutory trust organized under the laws of the State of Delaware (hereinafter referred to as the “Trust”), periodically files amendments to its Registration Statement and other documents related to the Trust with the Securities and Exchange Commission (the “SEC”) under the provisions of the Securities Act of 1933, as amended (the “1933 Act”) and the Investment Company Act of 1940, as amended (the “1940 Act”); and

WHEREAS, the undersigned is the Trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints GREG MILLER, BIBB L. STRENCH, PAMELA GROSSETTI, DARLENE MURPHY AND PAUL SAMUELS as attorneys for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file (i) any Amendment or Amendments to the Trust’s Registration Statement (file Nos. 333-146552, 811-22131) on Form N-1A, Form N-14, N-2 or any other applicable registration form under the 1940 Act and/or under the 1933 Act; (ii) any application, notice or other filings with the SEC; and (iii) any and all other documents and papers relating thereto, and generally to do all such things in my name and on behalf of me as Trustee of the Trust to enable the Trust to comply with the 1940 Act and the 1933 Act, and the rules thereunder hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof, including ratifying and confirming my signature as it may be signed by said attorneys or each of them to any and all Registration Statements or applications and amendments to said Registration Statements or applications.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 18th day of November 2015.

Daniel Mainzer
Trustee

STATE OF MASSACHUSETTS)
ss:
COUNTY OF NORFOLK)

Before me, a Notary Public, in and for said county and state, personally appeared Daniel Mainzer, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 18th day of November 2015.

Notary Public

My commission expires: may 11, 2018